Exhibit 10.2

                             SUBSCRIPTION AGREEMENT

This Agreement sets forth the terms pursuant to which _______________, residing at ________________________________________, whose ID document number is
___________ (the "Subscriber") hereby tenders its subscription for the purchase of _______ shares of Series A Convertible Preferred Stock, ("Series A Convertible Preferred Stock") face value $1.00 per share, purchase price US$1.00 per share ("Purchase Price") convertible at a ratio of 1:1 ("Conversion Ratio") into shares of the common stock ("Common Stock") of China Biopharmaceuticals Holdings, Inc. (the "Company") and _______ of the purchase warrants ("Warrant") to purchase shares of common stock at a price of $2.00 per share, issued in connection with the Series A Convertible Preferred Stock of the Company and further sets forth statements upon which the Company may rely to determine the suitability of the Subscriber to purchase such shares of Series A Convertible Preferred Stock and the Warrant. This Agreement shall be construed in connection with the Certificate of Designation of Series A Convertible Preferred Stock and the Warrant. Any capitalized terms not defined herein shall have the same meaning as in the Certificate of Designation of Series A Convertible Preferred Stock and the Warrant.

1. Representations and Warranties

         The  Subscriber   hereby  makes  the  following   representations   and
warranties:

         (1) The Subscriber understands that the Series A Convertible Preferred Stock must be acquired by the Subscriber solely for its own account and for investment purposes only within the meaning of the Securities Act of 1933, as amended ("1933 Act"), with no intention of assigning any participation or interest therein, and not with a view to the distribution of the Series A Convertible Preferred Stock or any part thereof.

         (2) The Subscriber is either an individual, or an entity duly organized and validly existing under the laws of its formation. The Subscriber is, and will be at the time of the issuance of the Series A Convertible Preferred Stock and the exercise of any of the warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Series A Convertible Preferred Stock. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

         (3) The Subscriber has been informed that the investment is a high risk investment, and in evaluating such investment the Subscriber has consulted with its own investment, and/or legal, and/or tax advisors.

         (4) The Subscriber understands that the Series A Convertible Preferred Stock are not being registered under the 1933 Act on the ground that the issuance thereof is exempt from the registration requirements of the 1933 Act under Section 4(2) thereof as a transaction by an issuer not involving any public offering and pursuant to Rule 504 of Regulation D under the 1933 Act, and that reliance on such exemption is predicated, in part, on the Subscriber's representations and warranties and those of the other purchasers of the Series A Convertible Preferred Stock.

         (5) The Subscriber has no need for any liquidity in this investment and the Subscriber is able to bear the economic risk of its investment for an indefinite period of time. The Series A Convertible Preferred Stock has not been registered under the 1933 Act and, therefore, cannot be sold or transferred unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. The Subscriber understands that it will not be able to sell, assign, pledge, hypothecate or transfer the Series A Convertible Preferred Stock, or part thereof, received by the Subscriber unless a registration statement under the 1933 Act with respect thereto is in effect, or the Subscriber has received a written opinion of counsel satisfactory to the Company that, after an investigation of the relevant facts, which shall be recited in such opinion, such counsel is of the opinion that such sale, assignment or transfer does not involve a transaction requiring registration thereof under the 1933 Act and is in compliance with any relevant rule under the 1933 Act governing resales of securities acquired from an issuer thereof without compliance with the registration requirements of the 1933 Act.

         (6) It is understood that all documents, records and plans pertaining to this investment and the Company have been made available for inspection to the Subscriber, Subscriber's attorney and/or accountant and/or offeree representative.

         (7) The Subscriber has properly completed and submitted the Investor's Questionnaire attached hereto as Exhibit A (the "Questionnaire") to the Company and all the information in the Questionnaire is correct, accurate, and truthful for the Company to rely on.

2. Company's Right to Refuse Subscription

         The Subscriber understands that the Company has the absolute right to reject all or part of the subscription being tendered herein.

3. No Assignment

         The Subscriber agrees not to transfer or assign this subscription or any interest therein.

4. Registration Rights

         The Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Series A Convertible Preferred Stocks and any common stock issuable upon exercise of Warrants for unrestricted public resale by the Subscriber. The Company shall cause such registration statement declared effective within one hundred and twenty (120) days after the execution of this Agreement ("Effective Date"). If the registration statement is not declared effective by the Effective Date, the conversion price shall be reduced by 5% per share and the total number of shares of Common Stock issuable upon exercise of the Warrant shall be increased by 5 per cent per month for every month the shares are not registered after the Effective Date.

5. Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

6. Dispute Resolution

         The Company and the Subscriber (collectively the "Parties" and individually a "Party") shall make good faith effort to settle any dispute arising from the interpretation or performance of this Agreement through friendly negotiation. In case no settlement can be reached, each Party shall submit the dispute to an arbitration panel ("Panel") under the auspices of the American Arbitration Association ("AAA") at a venue located in New York City. The Panel shall consist of one or three to be selected by the mutual agreement of the Parties. If the Parties can not agree on the arbitrator, each may select one arbitrator and the two designated arbitrators shall select the third arbitrator. If the third arbitrator can not be agreed upon, the American Arbitration Association in New York shall select the third arbitrator. A majority decision by the three arbitrators shall be final and binding upon and enforceable against the Parties. Such arbitration shall follow the rules of the AAA.

7. Severability

         If any one or more provisions of this Agreement are determined invalid, illegal or non-enforceable in any way according to any laws or regulations, the validity, legality and enforceability of other provisions hereof shall not be affected or impaired in any way. All parties shall, through sincere consultation, cause to replace those invalid, illegal or non-enforceable provisions with valid ones, and from such valid provisions, similar economic effects shall be tried to reach as from those invalid, illegal or non-enforceable provisions.

         IN WITNESS WHEREOF, this Subscription Agreement is executed on this ______ day of ______, 2005.



                                         Subscriber

                                         By:
                                         _______________________________________
                                         Name:
                                         Title:




                                         China Biopharmaceuticals Holdings, Inc.

                                         By:
                                         _______________________________________
                                         Name:
                                         Title:

                                                                       Exhibit A
                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.

                        SELLING SHAREHOLDER QUESTIONNAIRE


________________________________________________________________________________

          THIS DOCUMENT REQUIRES A RESPONSE NO LATER THAN MAY 24, 2005
________________________________________________________________________________


     The undersigned beneficial holder of shares of Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Convertible Preferred Stock") of CHINA BIOPHARMACEUTICALS HOLDING, INC. (the "Company") and, as applicable, warrants to purchase shares of common stock ("Common Stock") of the Company. (the "Warrants"), understands that the Company proposes to file with the Securities and Exchange Commission ("SEC") a registration statement on Form SB-2 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Series A Convertible Preferred Stock and/or Common Stock underlying the Warrants, as applicable, in accordance with the terms of the Subscription Agreement, dated as of May 13, 2005 (the "Subscription Agreement"), between the Company and the initial purchasers named therein, or otherwise pursuant to an agreement of the Company to register Series A Convertible Preferred Stock. A copy of the Subscription Agreement is available from the Company upon request at the address set forth below.

     The Registration Statement has not yet been declared effective by the SEC. In order to sell or otherwise dispose of any Series A Convertible Preferred Stock pursuant to the Registration Statement, a beneficial owner of Series A Convertible Preferred Stock generally will be required to be named as a selling shareholder in the related prospectus, deliver a prospectus to each purchaser of Series A Convertible Preferred Stock and, to the extent the undersigned is a party to the Subscription Agreement, be bound by those provisions of the Subscription Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Selling Shareholder Questionnaire prior to the effectiveness of the Registration Statement so that such beneficial owners may be named as selling shareholders in the related prospectus at the time of effectiveness. Any beneficial owner of Series A Convertible Preferred
Stock and/or Warrants wishing to include its Series A Convertible Preferred Stock and/or Series A Convertible Preferred Stock underlying the Warrants must deliver to the Company a properly completed and signed Selling Shareholder Questionnaire. Unless a beneficial owner completes, signs and delivers to the Company this Selling Shareholder Questionnaire, such beneficial owner will not be named in the Registration Statement and will not be entitled to use the related prospectus.

     Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Series A Convertible Preferred Stock are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

     The undersigned beneficial owner (the "Selling Shareholder"), by signing and returning this Selling Shareholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Shareholder Questionnaire and the Subscription Agreement.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.   Name of the Selling Shareholder and DTC participant

     (a)  Full legal name of the Selling Shareholder:

          ______________________________________________________________________

     (b) Full legal name of registered holder (if not the same as (a) above) through which Series A Convertible Preferred Stock listed in (3) below are held:

          ______________________________________________________________________

     (c) If applicable, full legal name of DTC participant (if not the same as (b) above) through which Series A Convertible Preferred Stock listed in Item 3 below are held:

          ______________________________________________________________________

2.   Contact information for the Selling Shareholder

     Address for notices to Selling Shareholder:

     ___________________________________________________________________________

     ___________________________________________________________________________

     Telephone:  _______________________________________________________________

     Fax: ______________________________________________________________________

     Contact person: ___________________________________________________________

3. Beneficial ownership (as defined below) of Series A Convertible Preferred Stock and Warrants

     Please state the number of Series A Convertible Preferred Stock and Warrants of the Company beneficially owned by the Selling Shareholder and the respective CUSIP number of the Series A Convertible Preferred Stock beneficially owned. Please indicate the number of Series A Convertible Preferred Stock and Series A Convertible Preferred Stock underlying the Warrants (as applicable) which you request to be registered in the Registration Statement.

     (a) Number of Series A Convertible Preferred Stock beneficially owned by you:

          ______________________________________________________________________

     (b) CUSIP No(s). of Series A Convertible Preferred Stock beneficially owned by you:

          ______________________________________________________________________

     (c) Please state the number of Series A Convertible Preferred Stock beneficially owned by you which you request to be registered in the Registration Statement:

          ______________________________________________________________________

"Beneficial ownership" of a security means a person's ability, directly or indirectly through any contract, arrangement, understanding, relationship or otherwise, to exercise alone or together with others:
     o voting power, which includes the power to vote, or to direct the voting of, a security; or
     o investment power, which includes the power to dispose, or to direct the disposition, of a security.
This term also includes having the right to acquire beneficial ownership of a security within 60 days, including any right to acquire the security through the exercise of any option, warrant or right, through the conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

     (d)  Please state the number of Warrants beneficially owned by you:

          ______________________________________________________________________


     (e) Please state the number of Series A Convertible Preferred Stock underlying the Warrants which you request to be registered in the Registration Statement:

          ______________________________________________________________________


4.   Relationship with the Company

     Except as set forth below, the undersigned Selling Shareholder has not held any position or office or has had any other material relationship with the Company or any of its predecessors or affiliates (as each such term is defined below) within the past three years.

     State any exceptions below:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

"Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person. "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

"Predecessor" means a person the major portion of the business and assets of which another person acquired in a single succession or in a series of related successions in each of which the acquiring person acquired the major portion of the business and assets of the acquired person. This definition includes Champion Ventures, Inc., the Company's predecessor in its merger transaction completed in 2002.

5.   Plan of distribution

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Series A Convertible Preferred Stock listed above in Item 3 pursuant to the plan of distribution attached as Exhibit A. State any exceptions here:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

6.   Voting  and  investment   power  (to  be  completed  only  if  the  Selling
     Shareholder is not a natural person)

     (a) Please name each person or persons who have voting or investment power over the Series A Convertible Preferred Stock beneficially owned (as described in question 3 above) by the Selling Shareholder. Please indicate the same information, as applicable, with respect to Series A Convertible Preferred Stock issuable pursuant to exercise of the Warrants held by you. Please note that:
          o voting power includes the power to vote, or to direct the voting of, the Series A Convertible Preferred Stock; and
          o investment power includes the power to dispose, or to direct the disposition, of the Series A Convertible Preferred Stock.

     ___________________________________________________________________________

     ___________________________________________________________________________

     (b) For each person named in question 6(a) above, please state the number of Series A Convertible Preferred Stock beneficially owned by the Selling Shareholder in which that person has sole voting power, shared voting power, sole investment power and/or shared investment power. Please indicate the same information, as applicable, with respect to Series A Convertible Preferred Stock issuable pursuant to exercise of the Warrants held by you.

          --------------------------------------------------- ------------------
                                  Beneficial Ownership         Number of Shares
          --------------------------------------------------- ------------------
          Total number of share as to which the person has
          sole voting power
          --------------------------------------------------- ------------------
          Total number of shares as to which the person has
          shared voting power
          --------------------------------------------------- ------------------
          Total number of shares as to which the person has
          sole investment power
          --------------------------------------------------- ------------------
          Total number of shares as to which the person has
          shared investment power
          --------------------------------------------------- ------------------

          If necessary, attach additional sheets of paper.

7.   Broker-Dealer

     (a)  Is the Selling Shareholder a broker-dealer? Yes [_] No [_]

     (b) If "yes," were the Series A Convertible Preferred Stock issued to the Selling Shareholder as compensation?
          Yes [_] No [_]

8.   Affiliate of Broker-Dealer

     (a) Is the Selling Shareholder an affiliate of a broker-dealer? Yes [_] No [_]

     (b)  If "yes,"

          o did the Selling Shareholder purchase the Series A Convertible Preferred Stock in the ordinary course of business?
               Yes [_] No [_]

          o at the time of the purchase, did the Selling Shareholder have any agreement or understanding, directly or indirectly, with any person to distribute the Series A Convertible Preferred Stock? Yes [_] No [_]

     The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Series A Convertible Preferred Stock pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     To the extent the Selling Shareholder is a party to the Subscription Agreement, the Selling Shareholder hereby acknowledges its obligations under the Subscription Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Subscription Agreement, the Company has agreed under certain circumstances to indemnify the Selling Shareholders' party thereto against certain liabilities.

     The undersigned hereby warrants and represents to the Company that the undersigned acquired Series A Convertible Preferred Stock covered by the Registration Statement in a private placement which was exempt from the registration provisions of the Securities Act.

     The undersigned hereby also agrees to timely advise the Company of sales of Series A Convertible Preferred Stock, and, at such times as the Company may reasonably request, of the number of Series A Convertible Preferred Stock registered for resale by you under the Registration Statement then remaining unsold, as well as to advise the Company promptly when you have sold all of your Series A Convertible Preferred Stock.

     In accordance with the undersigned's obligation under the Subscription Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the

Subscription Agreement shall be made in writing at the address set forth below. In addition, the undersigned hereby agrees to give the Company three days' prior notice in advance of sales of Series A Convertible Preferred Stock pursuant to the Registration Statement, and the undersigned hereby further agrees not to sell Series A Convertible Preferred Stock in the event the undersigned knows of any undisclosed material developments or transactions relating to the Company.

     The undersigned hereby acknowledges that it understands that any sales or other dispositions of any Series A Convertible Preferred Stock pursuant to the Registration Statement, once effective, must be settled with Series A Convertible Preferred Stock bearing the Company's general (not necessarily restricted) common shares CUSIP number. A beneficial owner named in the Registration Statement may obtain Series A Convertible Preferred Stock bearing the Company's general common shares CUSIP number for settlement purposes by presenting the Series A Convertible Preferred Stock to be sold (with a restricted CUSIP), together with a certificate of registered sale, to the Company's transfer agent, North American Transfer Co. The form of certificate of registered sale is available from the Company upon request. The process of obtaining such shares might take a number of business days. SEC rules generally require trades in the secondary market to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, a beneficial owner who holds Series A Convertible Preferred Stock with a restricted CUSIP at the time of the trade might wish to specify an alternate settlement cycle at the time of any such trade to provide sufficient time to obtain Series A Convertible Preferred Stock with an unrestricted CUSIP in order to prevent a failed settlement.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Shareholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                           Selling Shareholder


                                                 By:____________________________
                                                    Name:
                                                    Title:

                      PLEASE FAX THE COMPLETED AND EXECUTED
                     QUESTIONNAIRE AND RETURN THE ORIGINAL,
                           NO LATER THAN JUNE 1, 2005,
                                       TO:

                     China Biopharmaceuticals Holdings, Inc.
                      Suite 1601, Building A, Jinshan Tower
                               No. 8, Shan Xi Road
                            Nanjing, Jiangsu Province
                           People's Republic of China
                                     210009

                                 WITH A COPY TO:
                      HOWARD JIANG, ESQ., BAKER & MCKENZIE
                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                               FAX: (212) 759-9133